SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 19,1996




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314) 231-1575
________________________________________________________________




________________________________________________________________
(Former name or former address, if changes since last report.)

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ITEM 5.  OTHER EVENTS



A. On September 19, 1996, CPI Corp. issued the following press release concerning the expiration of the Hart-Scott-Rodino
    Act waiting period for the previously announced joint venture with Eastman Kodak Company:


        CPI CORP ANNOUNCES EXPIRATION OF HART-SCOTT-RODINO
        ACT WAITING PERIOD FOR THE PHOTOFINISH JOINT VENTURE
        WITH EASTMAN KODAK COMPANY

    ST. LOUIS, MO., September 19, 1996 - CPI Corp. (NYSE-CPY) today announced that the waiting period under the Hart-Scott-Rodino Act relating to its preivously announced photo-finishing joint venture with Eastman Kodak Company expired at 11:59 p.m. on September 18, 1996 without a request for additional information from the Justice Department or the Federal Trade Commission. CPI expects that the remaining conditions to closing the transaction will be satisfied in the first half of October.

    CPI Corp. is a consumer services company with $526.7 million in fiscal 1995 sales from continuing operations, operating over 1,700 retail locations, including 1,020 Sears Portrait Studios in the U.S., Puerto Rico and Canada, 153 Prints Plus wall decor locations and 551 CPI/Fox Photo/Proex photo-finishing locations.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  September 25, 1996

























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